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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 20, 1995
                                                 ------------------

                               Memry Corporation
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                  0-14068           06-1084424
            --------------------      -------           ----------
            (State or other         (Commission       (IRS Employer
             jurisdiction of         File Number)    Identification No.)
             incorporation)


               57 Commerce Drive, Brookfield, Connecticut  06804
            ------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (203) 740-7311
                                                   ----------------

- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                                           Total # of Pages  4
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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     On June 19, 1995, Ernst & Young LLP ("E&Y") resigned as independent auditors of Memry Corporation, a Delaware corporation (the "Registrant"). A Form 8-K was filed by the Registrant with the Securities and Exchange Commission on June 26, 1995 to report this event. On September 20, 1995, the Registrant engaged McGladrey & Pullen, LLP ("M&P") as its independent auditors.

     Neither the Registrant nor anyone on its behalf consulted M&P regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue. Furthermore, in connection with E&Y's audits of the Registrant's financial statements for each of the two most recent fiscal years ended June 30, 1993 and June 30, 1994, respectively, and through the date of the subsequent interim periods ending June 19, 1995 (the date of E&Y's resignation as the Registrant's independent auditors), E&Y and the Registrant did not have any disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which disagreements, if not resolved to E&Y's satisfaction, would have caused E&Y to make a reference to the subject matter of the disagreements in E&Y's report.
E&Y has not performed any procedures with respect to the interim periods after the fiscal year ended June 30, 1994.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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NONE
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MEMRY CORPORATION



Date: September 22, 1995            By:/s/ James G. Binch
                                       -----------------------
                                       James G. Binch
                                       President


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